UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	September 1, 2015 (August 31, 2015)

Mount TAM Biotechnologies, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-192060	45-3797537
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8001 Redwood Boulevard Novato, California	94925
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(415) 209-2000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws

Effective on August 31, 2015, the registrant changed its name from TabacaleraYsidron, Inc. (the “Company”) to Mount TAM Biotechnologies, Inc.  The name change was effected through a parent/subsidiary short-form merger of Mount TAM Biotechnologies, Inc., our wholly-owned Nevada subsidiary which we formed solely for the purpose of the name change, with and into the Company, with the Company as the surviving corporation.  To effectuate the merger, the Company filed its Articles of Merger with the Secretary of State of the State of Nevada and the merger became effective on August 31, 2015.   The Company’s board of directors approved the merger which resulted in the name change on August 19, 2015.  In accordance with Section 92A.180 of the Nevada Revised Statutes, shareholder approval of the merger was not required.  On the effective date of the merger, the Company’s name was changed to “Mount TAM Biotechnologies, Inc.” and the Company’s Articles of Incorporation were amended to reflect this name change. Copies of the filed Articles of Merger and the Agreement and Plan of Merger for the name change are being filed herewith as exhibits.  With the exception of the name change, there were no changes to the Company’s Articles of Incorporation or Bylaws. There will be no mandatory exchange of stock certificates. Following the name change, the stock certificates which reflect our prior corporate name will continue to be valid. Certificates reflecting the new corporate name will be issued in due course as old stock certificates are tendered for exchange or transfer to our transfer agent.

Item 7.01	Regulation FD Disclosure

On August 31, 2015, the Company issued a press release announcing the name and ticker change, a copy of which is attached hereto as Exhibit 99.1. The information furnished in this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 8.01	Other Events

The Company’s name change to Mount TAM Biotechnologies, Inc. became effective on FINRA’s Over-the-Counter Bulletin Board at the open of business on August 31, 2015 under the new stock ticker symbol “MNTM”.  The Company’s new CUSIP number is 623258100.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
2.1	Agreement and Plan of Merger
3.1	Articles of Merger as filed with the Secretary of State of the State of Nevada (effective on August 31, 2015)
99.1	Press Release dated August 31, 2015

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 1, 2015	MOUNT TAM BIOTECHNOLOGIES, INC. (Registrant)

	By:	/s/ David R. Wells
David R. Wells
Interim Chief Financial Officer

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